                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

     I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward
H. Bastian, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of Debt Securities of the Company and/or the issuance of Pass Through Certificates and Equipment Trust Certificates, and all amendments to such registration statements (including post-effective amendments and any related registration statement filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 1st day of July, 2001.



                                 /s/ EDWIN L. ARTZT
                                 ---------------------------------------
                                 Edwin L. Artzt
                                 Director
                                 Delta Air Lines, Inc.

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of Debt Securities of the Company and/or the issuance of Pass Through Certificates and Equipment Trust Certificates, and all amendments to such registration statements (including post-effective amendments and any related registration statement filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 1st day of July, 2001.


                                                        /s/ JAMES L. BROADHEAD
                                                        ------------------------
                                                        James L. Broadhead
                                                        Director
                                                        Delta Air Lines, Inc.

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY

         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of Debt Securities of the Company and/or the issuance of Pass Through Certificates and Equipment Trust Certificates, and all amendments to such registration statements (including post-effective amendments and any related registration statement filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 1st day of July, 2001.



                                             /s/ EDWARD H. BUDD
                                             -----------------------------------
                                             Edward H. Budd
                                             Director
                                             Delta Air Lines, Inc.

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY

         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of Debt Securities of the Company and/or the issuance of Pass Through Certificates and Equipment Trust Certificates, and all amendments to such registration statements (including post-effective amendments and any related registration statement filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 1st day of July, 2001.



                                             /s/ R. EUGENE CARTLEDGE
                                             -----------------------------------
                                             R. Eugene Cartledge
                                             Director
                                             Delta Air Lines, Inc.

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward
H. Bastian, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of Debt Securities of the Company and/or the issuance of Pass Through Certificates and Equipment Trust Certificates, and all amendments to such registration statements (including post-effective amendments and any related registration statement filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 1st day of July, 2001.

                                                /s/  MARY JOHNSTON EVANS
                                                --------------------------------
                                                Mary Johnston Evans
                                                Director
                                                Delta Air Lines, Inc.

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of Debt Securities of the Company and/or the issuance of Pass Through Certificates and Equipment Trust Certificates, and all amendments to such registration statements (including post-effective amendments and any related registration statement filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 1st day of July, 2001.

                                                /s/  GEORGE M.C. FISHER
                                                --------------------------------
                                                George M.C. Fisher
                                                Director
                                                Delta Air Lines, Inc.

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of Debt Securities of the Company and/or the issuance of Pass Through Certificates and Equipment Trust Certificates, and all amendments to such registration statements (including post-effective amendments and any related registration statement filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 1st day of July, 2001.

                                                     /s/  DAVID R. GOODE
                                                     ---------------------------
                                                     David R. Goode
                                                     Director
                                                     Delta Air Lines, Inc.

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of Debt Securities of the Company and/or the issuance of Pass Through Certificates and Equipment Trust Certificates, and all amendments to such registration statements (including post-effective amendments and any related registration statement filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 1st day of July, 2001.




                                 /s/ GERALD GRINSTEIN
                                 -----------------------------------------------
                                 Gerald Grinstein
                                 Director
                                 Delta Air Lines, Inc.

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of Debt Securities of the Company and/or the issuance of Pass Through Certificates and Equipment Trust Certificates, and all amendments to such registration statements (including post-effective amendments and any related registration statement filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 1st day of July, 2001.




                                 /s/ JOHN F. SMITH, JR.
                                 -----------------------------------------------
                                 John F. Smith, Jr.
                                 Director
                                 Delta Air Lines, Inc.

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of Debt Securities of the Company and/or the issuance of Pass Through Certificates and Equipment Trust Certificates, and all amendments to such registration statements (including post-effective amendments and any related registration statement filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 1st day of July, 2001.



                                 /s/ ANDREW J. YOUNG
                                 ---------------------------------------
                                 Andrew J. Young
                                 Director
                                 Delta Air Lines, Inc.